SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

PEOPLESOFT, INC.

(Name of Registrant as Specified In Its Charter)

ORACLE CORPORATION

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Oracle Raises PeopleSoft Bid to $26 per Share

Oracle tender offer expires on March 12, Department of Justice decision expected by then

Read the press release.

PeopleSoft has scheduled its annual shareholder meeting for March 25, 2004, with a record date for voting of February 10, 2004. As a result of this accelerated schedule, after February 5, 2004, stockholders who make regular open market purchases of PeopleSoft shares will not be able to vote such shares at the annual meeting. Shareholders of PeopleSoft need to be sure that their shares are not out on loan by their bank or brokerage firm if they want to vote at this important meeting.

“We believe this acquisition is pro-competitive, will benefit the customers of both companies, and will make Oracle an even more profitable company,” said Oracle’s CEO, Larry Ellison. “We stand by our pledge to support the PeopleSoft customer base and provide enhanced support for PeopleSoft products.”

Jeff Henley, Oracle’s Chairman and CFO, said, “Given PeopleSoft’s current prospects, including its recent downward revisions to earnings guidance for the first quarter, we believe our offer presents compelling value to PeopleSoft’s stockholders. Oracle remains fully committed to completing this deal on terms that will benefit the stockholders of both companies. We expect this transaction to result in substantial cost savings, be accretive in the first year excluding amortization of intangibles, and involve minimal business integration risk.”

IMPORTANT DATES

•	1/23/04—Oracle announces independent slate of nominees to PeopleSoft board.

•	1/30/04—PeopleSoft schedules annual meeting for March 25, substantially earlier than normal.

•	2/4/04—Oracle raises PeopleSoft bid to $26 per share.

•	2/5/04—Final day to purchase shares in the open market to be eligible to vote those shares at the PeopleSoft shareholder meeting on March 25, 2004.

•	2/10/04—Record date for determining shareholders eligible to vote at the PeopleSoft shareholder meeting on March 25, 2004.

•	3/12/04—Expiration of Oracle tender offer of $26 in cash.

•	3/25/04—PeopleSoft annual shareholder meeting.

MORE INFORMATION

è	Read the transcript of the November 24, 2003 conference call with Chuck Phillips, Safra Catz, and Jeff Henley (PDF 83K).

Get Informed

Oracle Shareholders: Meaningful, positive impact on future financial results.

PeopleSoft Shareholders: Fully financed, no risk, US$26 cash offer per share.

è	How to tender your shares.
è	Oracle tender offer expires on March 12.
è	PeopleSoft Annual Meeting on March 25.

Customers: Bottom line is no risk to software investments.

è	Find out how the benefits are real and substantial.

è	Get answers to your most frequently asked questions.

ORACLE CORPORATION AND ITS NOMINEES TO THE PEOPLESOFT BOARD WILL BE SOLICITING PROXIES FOR USE AT THE PEOPLESOFT 2004 ANNUAL MEETING, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, TO VOTE IN FAVOR OF THE ORACLE NOMINEES AND ORACLE’S PROPOSED BYLAW AMENDMENT AND TO VOTE ON ANY OTHER MATTERS THAT SHALL BE VOTED UPON AT THE 2004 ANNUAL MEETING. ORACLE HAS FILED A PROXY STATEMENT ON SCHEDULE 14A WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IN CONNECTION WITH THIS SOLICITATION OF PROXIES FOR THE 2004 ANNUAL MEETING (THE “PROXY STATEMENT”). PROMPTLY AFTER FILING A DEFINITIVE PROXY STATEMENT WITH THE SEC, ORACLE WILL MAIL THE PROXY STATEMENT AND A BLUE PROXY CARD TO EACH PEOPLESOFT STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. ORACLE HAS ENGAGED MACKENZIE PARTNERS INC. (“MACKENZIE”) TO ASSIST IT IN THE SOLICITATION OF PROXIES FROM PEOPLESOFT STOCKHOLDERS. ORACLE HAS AGREED TO PAY CUSTOMARY COMPENSATION TO MACKENZIE FOR SUCH SERVICES. IN ADDITION, ORACLE HAS AGREED TO REIMBURSE MACKENZIE FOR ITS REASONABLE OUT-OF-POCKET EXPENSES AND TO INDEMNIFY THEM AND CERTAIN RELATED PERSONS AGAINST CERTAIN LIABILITIES RELATING TO OR ARISING OUT OF THE ENGAGEMENT. IN ITS ROLE AS FINANCIAL ADVISOR TO ORACLE, CREDIT SUISSE FIRST BOSTON LLC (“CSFB”) MAY ALSO ASSIST IN THE SOLICITATION OF PROXIES FROM PEOPLESOFT STOCKHOLDERS. CSFB WILL NOT RECEIVE ANY FEES FOR OR IN CONNECTION WITH ITS SOLICITATION ACTIVITIES, OTHER THAN THE FEES DUE CSFB FOR ITS SERVICES AS FINANCIAL ADVISOR TO ORACLE AND AS DEALER MANAGER IN CONNECTION WITH ORACLE’S TENDER OFFER. IN ADDITION, DIRECTORS, OFFICERS AND EMPLOYEES OF ORACLE MAY SOLICIT PROXIES ALTHOUGH NO ADDITIONAL COMPENSATION WILL BE PAID TO DIRECTORS, OFFICERS OR EMPLOYEES FOR SUCH SERVICES.

THE SOLICITATION AND THE OFFER TO BUY PEOPLESOFT’S COMMON STOCK IS ONLY MADE PURSUANT TO THE OFFER TO PURCHASE AND RELATED MATERIALS THAT ORACLE CORPORATION AND PEPPER ACQUISITION CORP. FILED ON JUNE 9, 2003, AS AMENDED AND RESTATED ON FEBRUARY 12, 2004 AND AS SUBSEQUENTLY AMENDED. STOCKHOLDERS SHOULD READ THE AMENDED AND RESTATED OFFER TO PURCHASE AND RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. STOCKHOLDERS CAN OBTAIN THE AMENDED AND RESTATED OFFER TO PURCHASE AND RELATED MATERIALS FREE AT THE SEC’S WEBSITE AT WWW.SEC.GOV, FROM CREDIT SUISSE FIRST BOSTON LLC, THE DEALER MANAGER FOR THE OFFER, FROM MACKENZIE PARTNERS, THE INFORMATION AGENT FOR THE OFFER, OR FROM ORACLE CORPORATION.

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PeopleSoft Annual Meeting

Find out how to tender your shares.

Meeting date—Thursday, March 25, 2004

Final Date to Purchase Shares to be Eligible to Vote—Thursday, February 5, 2004

Record date for voting—Tuesday, February 10, 2004

Oracle has nominated five independent directors for shareholders to elect on March 25, 2004. Oracle will also ask PeopleSoft shareholders to increase the size of the PeopleSoft board to nine members from eight. Oracle will be filing with the SEC and mailing to all PeopleSoft shareholders Proxy materials regarding the election of its proposed nominees and its proposals. For more information, read the press release.

Questions and requests for assistance can be directed to MacKenzie Partners, Inc. at (800) 322-2885 toll-free or (212) 929-5500, or by email at proxy@mackenziepartners.com.

ORACLE CORPORATION AND ITS NOMINEES TO THE PEOPLESOFT BOARD WILL BE SOLICITING PROXIES FOR USE AT THE PEOPLESOFT 2004 ANNUAL MEETING, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, TO VOTE IN FAVOR OF THE ORACLE NOMINEES AND ORACLE’S PROPOSED BYLAW AMENDMENT AND TO VOTE ON ANY OTHER MATTERS THAT SHALL BE VOTED UPON AT THE 2004 ANNUAL MEETING. ORACLE HAS FILED A PROXY STATEMENT ON SCHEDULE 14A WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IN CONNECTION WITH THIS SOLICITATION OF PROXIES FOR THE 2004 ANNUAL MEETING (THE “PROXY STATEMENT”). PROMPTLY AFTER FILING A DEFINITIVE PROXY STATEMENT WITH THE SEC, ORACLE WILL MAIL THE PROXY STATEMENT AND A BLUE PROXY CARD TO EACH PEOPLESOFT STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. ORACLE HAS ENGAGED MACKENZIE PARTNERS INC. (“MACKENZIE”) TO ASSIST IT IN THE SOLICITATION OF PROXIES FROM PEOPLESOFT STOCKHOLDERS. ORACLE HAS AGREED TO PAY CUSTOMARY COMPENSATION TO MACKENZIE FOR SUCH SERVICES. IN ADDITION, ORACLE HAS AGREED TO REIMBURSE MACKENZIE FOR ITS REASONABLE OUT-OF-POCKET EXPENSES AND TO INDEMNIFY THEM AND CERTAIN RELATED PERSONS AGAINST CERTAIN LIABILITIES RELATING TO OR ARISING OUT OF THE ENGAGEMENT. IN ITS ROLE AS FINANCIAL ADVISOR TO ORACLE, CREDIT SUISSE FIRST BOSTON LLC (“CSFB”) MAY ALSO ASSIST IN THE SOLICITATION OF PROXIES FROM PEOPLESOFT STOCKHOLDERS. CSFB WILL NOT RECEIVE ANY FEES FOR OR IN CONNECTION WITH ITS SOLICITATION ACTIVITIES, OTHER THAN THE FEES DUE CSFB FOR ITS SERVICES AS FINANCIAL ADVISOR TO ORACLE AND AS DEALER MANAGER IN CONNECTION WITH ORACLE’S TENDER OFFER. IN ADDITION, DIRECTORS, OFFICERS AND EMPLOYEES OF ORACLE MAY SOLICIT PROXIES ALTHOUGH NO ADDITIONAL COMPENSATION WILL BE PAID TO DIRECTORS, OFFICERS OR EMPLOYEES FOR SUCH SERVICES.

THE SOLICITATION AND THE OFFER TO BUY PEOPLESOFT’S COMMON STOCK IS ONLY MADE PURSUANT TO THE OFFER TO PURCHASE AND RELATED MATERIALS THAT ORACLE CORPORATION AND PEPPER ACQUISITION CORP. FILED ON JUNE 9, 2003, AS AMENDED AND RESTATED ON FEBRUARY 12, 2004 AND AS SUBSEQUENTLY AMENDED. STOCKHOLDERS SHOULD READ THE AMENDED AND RESTATED OFFER TO PURCHASE AND RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. STOCKHOLDERS CAN OBTAIN THE AMENDED AND RESTATED OFFER TO PURCHASE AND RELATED MATERIALS FREE AT THE SEC’S WEBSITE AT WWW.SEC.GOV, FROM CREDIT SUISSE FIRST BOSTON LLC, THE DEALER MANAGER FOR THE OFFER, FROM MACKENZIE PARTNERS, THE INFORMATION AGENT FOR THE OFFER, OR FROM ORACLE CORPORATION.

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How to Tender Your Shares

1.	Get copies of the Offer to Purchase, the Letter of Transmittal, and related documents free from any one of these sources:

è	Information Agent for the Offer: MacKenzie Partners, Inc, 105 Madison Avenue, New York, New York 10016; call collect: (212) 929-5500, toll free: (800) 322-2885, e-mail: proxy@mackenziepartners.com

è	Dealer Manager for the Offer: Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, New York 10010-3629; (800) 881-8320 (toll free)

è	Oracle Investor Relations: Oracle Corporation, 500 Oracle Parkway, Redwood Shores, CA 94065; (650) 506-4073; e-mail: investor_us@oracle.com

è	The US Securities and Exchange Commission Web site (www.sec.gov)

è	Download PDF versions of the files individually:
•	Offer to Purchase (217k)
•	Letter of Transmittal (82k)
•	Notice of Guaranteed Delivery (39k)
•	Letter to Clients (34k)
•	Letter to Brokers (51k)
•	Guidelines for Certification of Taxpayer Identification Number on Substitute From W-9 (28k)

Or, download all related documents in a single .zip file (ZIP, 394k)

2.	Send the Amended and Restated Letter of Transmittal and certificates for Shares and any other required documents to the Depositary for the Offer, American Stock Transfer & Trust Company, at one of the addresses below:

è	By mail, overnight courier, or hand: 59 Maiden Lane, New York, New York 10038

è	By facsimile (for eligible institutions only): (718) 234-5001. To confirm facsimile transmission, call toll free: (877) 248-6417

If your shares are held in street name by your broker, dealer, bank, trust company or other nominee, such nominee can tender your shares through The Depository Trust Company.

Questions and requests for assistance can be directed to MacKenzie Partners, Inc. at (800) 322-2885 (toll-free) or (212) 929-5500, or by e-mail proxy@mackenziepartners.com

Find out more at oracle.com/peoplesoft or call 1.800.633.0925

THE SOLICITATION AND THE OFFER TO BUY PEOPLESOFT’S COMMON STOCK IS ONLY MADE PURSUANT TO THE OFFER TO PURCHASE AND RELATED MATERIALS THAT ORACLE CORPORATION AND PEPPER ACQUISITION CORP. FILED ON JUNE 9, 2003, AS AMENDED AND RESTATED ON FEBRUARY 12, 2004 AND AS SUBSEQUENTLY AMENDED. STOCKHOLDERS SHOULD READ THE AMENDED AND RESTATED OFFER TO PURCHASE AND RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. STOCKHOLDERS CAN OBTAIN THE AMENDED AND RESTATED OFFER TO PURCHASE AND RELATED MATERIALS FREE AT THE SEC’S WEBSITE AT WWW.SEC.GOV, FROM CREDIT SUISSE FIRST BOSTON LLC, THE DEALER MANAGER FOR THE OFFER, FROM MACKENZIE PARTNERS, THE INFORMATION AGENT FOR THE OFFER, OR FROM ORACLE CORPORATION.

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